UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 25, 2016

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e)     On October 25, 2016, the Personnel and Compensation Committee of the Board of Directors of Teledyne Technologies Incorporated approved 2017 annual base salaries for the Teledyne named executive officers set forth below, to be effective for the payroll period starting December 26, 2016.

		New Base
Name	Position	Salary
Robert Mehrabian	Chairman, President and Chief Executive Officer	$975,000

Susan L. Main	Senior Vice President and Chief Financial Officer	$447,000

Aldo Pichelli	Chief Operating Officer	$561,000

Melanie S. Cibik	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary	$408,000

Jason Vanwees	Senior Vice President, Strategy and Mergers & Acquisitions	$390,000

In setting such base salaries described above, the Committee considered general industry and industry peer compensation information provided by independent compensation consultants, executive performance, recent promotions, added responsibilities and other factors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Susan L. Main
Susan L. Main
Senior Vice President and Chief Financial Officer
Dated: October 26, 2016